Exhibit 10.2

Confidential Treatment Requested By Stream Global Services, Inc.

2013 Management Incentive Plan (MIP)

Corporate SG&A for

Managers and Above

Effective:  January 1, 2013

Portions of this exhibit marked as [* * *] have been omitted pursuant to our request for confidential treatment.  Omitted portions filed separately with the SEC.

Confidential Treatment Requested By Stream Global Services, Inc.

2013 Stream Global Services Management Incentive Plan

Corporate SG&A for Managers and Above

1.              Purpose

The objective of the 2013 Stream Global Services Management Incentive Plan Corporate SG&A for managers and above (the “Plan”) is to recognize and reward the achievement of company-wide growth and profitability objectives that are essential to the success of Stream Global Services, Inc. (“Stream” or the “Company”).

2.              Effective Date

The effective date for implementation of the Plan shall be January 1, 2013.

3.              Eligibility

Employees in Corporate SG&A at the manager level and above whose roles and responsibilities are deemed by executive management to be critical to operations and/or who have direct responsibility for achieving the financial results of the Company are eligible for participation in the Plan.  (Each such designated person is called a “Participant” in this Plan.)  Target payouts, plan components and component weightings are defined by the Participant’s position, as further set forth below.  All eligibility and target payouts will be exercised fairly.

Stream will issue all Participants a notice of their eligibility and their individual components by providing a document in the form of Appendix B (the “Plan Notice”). Other eligibility requirements are listed in Section 7 below, and an individual may only become a Participant by complying with those requirements.

4.              Target and Target Components

Participants will be assigned an annual target payout for the Plan as specified in the applicable Plan Notice (the “Target”). The Target will vary according to the Participant’s position and may be expressed as a percentage of base salary or as a specified amount. The Target represents the potential financial award that will be earned at 100% achievement of goals for all Plan components, as described below, at year-end.

Actual Plan payouts will be based on the following Plan components: (a) the achievement of the Company of its 2013 Revenue Plan (“Revenue Performance”) (b) the performance of the Company against its Customer Value Pass Rate objectives in 2013 (“CV Pass Rate Performance”) and (c) the performance of the individual Participant in 2013 (“Individual Performance”).  Plan payouts will be calculated based upon the 2013 annual financial performance of the Company and its affiliates (“Corporate Financial Performance”).  Targets are weighted based on the Participant’s job level in accordance with Table 1 below to reflect the Participant’s ability to influence Company performance.

Confidential Treatment Requested By Stream Global Services, Inc.

TABLE 1

Performance Percentages by Job Level

Job Level	Revenue Performance	CV Pass Rate Performance	Individual Performance
Executive	90%	10%	0%
Senior Vice President/Vice President	80%	10%	10%
Sr. Director & Director	70%	15%	15%
Sr. Manager & Manager	50%	25%	25%

5.              Measurement and Payment

Each Participant’s Target payout shall be determined after the end of the 2013 calendar year based upon achievement of the individual performance objectives applicable to the Participant.  In the event that any of the Revenue Performance, CV Pass Rate Performance or Individual Performance objectives is not achieved for a Participant, the Participant shall not be eligible to receive any Target payout with respect to such objective.  After determination of the objectives that were achieved for the Participant in 2013, the Participant’s Target shall be adjusted to reflect only those applicable objectives that were achieved (the “Achieved Target”).  For example, if a Director Participant did not achieve the Individual Performance objective but the Revenue Performance and CV Pass Rate Performance objectives were achieved, the Participant’s Achieved Target would be equal to 85% of the Target (i.e., the Target less the 15% attributable to the Director’s Individual Performance).

Calculation of any target payout will be subject to the completion of the Stream Global Services 2013 external audit by the company’s independent auditing firm and the 2013 Performance Management process.  In the event that the Company fails to achieve the Corporate Financial Performance Threshold, as defined below, no Plan payouts will be made, regardless of the achievement of the Revenue Performance objective, the CV Pass Rate Performance objective or the Individual Performance objective.

Following the completion of the 2013 external audit of the Company, the Plan payouts that are due to each Participant will be calculated in accordance with this Plan and paid in accordance with the Company’s normal payroll practices.

6.             The Plan Components

The Plan payout for each Participant will be dependent upon the Participant’s role in the Company and determined based upon achievement against the following metrics, as set forth

Confidential Treatment Requested By Stream Global Services, Inc.

in Table 1 above: Revenue Performance, CV Pass Rate Performance and Individual Performance.  In addition, Plan payments will be paid at a percentage determined by Corporate Financial Performance.  These components are further described below.

A.            CORPORATE FINANCIAL PERFORMANCE:

The Corporate Financial Performance funding mechanism is determined by the Company’s financial performance in 2013. The Company’s financial performance measurement for MIP purposes shall be the Company’s 2013 Operating Income, plus depreciation and amortization, plus any employee stock compensation charges (including charges recorded under FAS 123R or other similar provisions related to stock compensation charges), and plus any non-recurring one-time items (initially contemplated as severance and related stock option acceleration, significant litigation settlements, site closure costs, and transaction costs related to M&A activity) (collectively, “Adjusted EBIDTA”).  The Board of Directors and/or Compensation Committee shall review any such non-recurring “one-time” items and shall have the right to include or exclude such items in the determination of Adjusted EBITDA for MIP purposes in their sole discretion.  In addition, the Board of Directors and/or Compensation Committee shall have the right to review the market lease adjustment to reduce such adjustment by any foreign exchange gains that may occur in 2013.

Plan payments will be determined in accordance with Table 2 below based on achievement by the Company of a targeted Adjusted EBITDA of $[***] in United States Dollars (the “Corporate Financial Performance Metric”).

TABLE 2

Corporate Financial “EBITDA” Performance and Plan Percentage Funding

Actual Adjusted EBITDA Achieved	Actual Percentage Funded
$[***], or greater	130%
$[***], but less than$[***]	110%
$[***], but less than$[***]	100%
$[***], but less than$[***]	80%
$[***], but less than$[***]	60%
Less Than $[***]	No Funding

*Achievement of Adjusted EBITDA between the milestones above will result in a pro-rated funding percentage (i.e., Adjusted EBITDA of $[***] will result in 70% funding).

The CEO, subject to approval and ratification by the Compensation Committee, during or following completion of the 2013 calendar year, may recommend increases to the bonus pool (up to 20%) based upon factors such as (1) overachievement of Adjusted EBITDA targets for 2013, (2) efforts that position the Company for potential expansion in future years regarding revenue and/or margins, and (3) superior performance by individuals meriting incentive compensation beyond their stated merit bonus percentage.

Portions of this exhibit marked as [* * *] have been omitted pursuant to our request for confidential treatment.  Omitted portions filed separately with the SEC.

Confidential Treatment Requested By Stream Global Services, Inc.

If the Company does not achieve an ‘Adjusted EBITDA’ of at least $[***] (“Corporate Financial Performance Threshold”), no payouts will be made in respect of the Plan.

In the event that Company achieves Adjusted EBITDA of at least $[***] or greater, the Participant shall be eligible to receive the Achieved Target funding percentage as set forth in the Plan Percentage Funded column of Table 2 based on the Adjusted EBITDA achieved (the “Actual Percentage Funded”).

B.            REVENUE PERFORMANCE

The Revenue Performance component is determined by whether the Company achieves the goal of its Revenue Plan as determined by the Chief Executive Officer of the Company.  The Revenue Plan for 2013 is set at $[***].

The Revenue Performance objective will be measured and funding awarded as set forth in the Plan Percentage Funded column of Table 3 below based on the Actual Revenue achieved (the “Actual Percentage Funded”), as may be adjusted by the Corporate Financial EBITDA Performance Funding.

Revenue is contemplated at constant currency rates as set-out in the budget.

TABLE 3

Corporate Revenue Performance and Plan Percentage Funding

Actual Revenue Achieved	Actual Percentage Funded*
$[***], or greater	100%
$[***], but less than $[***]	90%
$[***], but less than $[***]	80%
$[***], but less than $[***]	70%
$[***], but less than $[***]	60%
Less Than $[***]	50%

*These amounts represent milestones, so that to achieve a particular level the Company must achieve at least the revenue amount for that level (no pro rata between milestones).

Portions of this exhibit marked [* * *] have been omitted pursuant to our request for confidential treatment.  Omitted portions filed separately with the SEC.

Confidential Treatment Requested By Stream Global Services, Inc.

C.            CV PASS RATE PERFORMANCE

The CV Pass Rate Performance component is determined by whether the target identified on the Participant’s Plan Notice achieves the CV Pass rate, as further described in Appendix B.  The CV Pass Rate Performance target shall be binary (i.e., the assigned level achieved the required improvement or not).  If the CV Pass Rate Performance objective is achieved, the Participant shall be eligible to receive the CV Pass Rate Performance portion of the Target, as may be adjusted by the Actual Percentage Funded.

D.            INDIVIDUAL PERFORMANCE

The Individual Performance component is determined by the participants direct manager and is based on a discretionary assessment of the individuals overall performance during 2013.  The Manager may award performance on individual performance between 75% and 100% achievement. The Participant will not receive any payout in respect of the Individual Performance component if the Participant is assessed as Does Not Meet Expectations.  The Participant shall be eligible to receive the Individual Performance portion of the Target, as may be adjusted by the Actual Percentage Funded, if the Participant is assessed as Meets Expectations or better.

7.              Conditions and Eligibility Requirements

A.                 The 2013 Plan has required financial conditions that must be met for any payments to be made under the Plan.  The conditions are as follows:

i.                                          In order for a Participant to be eligible for any Plan payment, the Company must achieve the Corporate Financial Performance Threshold. In the event that the Company does not achieve the Corporate Financial Performance Threshold, no Plan payment will be made to any Participants.

ii.                                       In the event that the Company achievement exceeds the threshold Adjusted EBITDA of $[***], any payout under the Plan will be adjusted to reflect the Plan Percentage Funded as indicated on Table 2.

B.                 Participants eligible to participate in the Plan must be in benefit eligible positions and be considered as manager or above in the Company or its affiliates.  Any exceptions to this must be approved by the Executive Vice President of Human Resources and the CEO.

C.                 To be eligible for any Plan payment, the Participant must be an active employee of the Company in good standing on the date actual Plan payments are made.

D.                 Individuals who are on a formal Performance Improvement Plan will not be eligible to receive a bonus payout in 2013.

E.                  Subject to paragraph 7F below, new employees and current employees newly promoted to Plan eligible positions will participate on a pro-rated basis depending on the number of days they are employed as an eligible Plan Participant beginning on the first day of the month following the hire or promotion date and through December 31, 2013.

Portions of this exhibit marked as [* * *] have been omitted pursuant to our request for confidential treatment.  Omitted portions filed separately with the SEC.

Confidential Treatment Requested By Stream Global Services, Inc.

F.                   Employees hired or promoted for the first time into Plan eligible positions on or after October 1, 2013 will not be eligible to participate in any component of the Plan.

G.                 A Participant shall not receive any Plan payments for days during which the Participant was on leave (i.e., excluding paid sick days).  No Participant who is on leave will receive a Plan payout unless and until the Participant returns from leave.

H.                Retroactive pay adjustments will not be applied.  Payments will be calculated based on the base salary in effect at December 31, 2013 for Targets expressed as a percentage of base salary.

I.                     Payment on any particular occasion of any bonus amount under this Plan shall not create the presumption that any further bonus amount will be paid to the Participant thereafter under this Plan or otherwise.

J.                     Employees who transfer out of an eligible position during the year into a non-eligible position in the Company but who are still employed as of the Plan payment date, will be considered for a pro rata award based on the number of days in the eligible position and earnings accrued during such days as a ratio to the full year.  Employees who transfer from one position to another during the year will be considered for a pro rata award based on the number of days in each position.

K.                Participants who live and work in a non-United States location will have their Plan payout calculations performed at corporate headquarters (i.e., comparisons against metrics will be local currency denominated) and payouts will be issued in their local currency, unless a specific international assignment or other employment agreement specifically provides otherwise.

L.                  All payouts are subject to applicable withholding taxes for the respective tax jurisdiction.

8.              Administration

A.                   The adoption of this Plan shall not be deemed to be an employment agreement between the Company and any Participant, and shall not give any employee the right to continued employment.  The adoption of this Plan shall not interfere with the right of the Company to dismiss any employee at any time, for any reason not prohibited by law and it shall not be deemed to give the Company the right to require any employee to remain in its employ.

B.                   Payments under this Plan are not part of the Participant’s base salary, severance or other benefits.

C.                   The targets assigned and recognized as goals on any of the performance factors may be removed, revised or otherwise modified by the Chief Executive Officer or the Compensation Committee of the Board of Directors of the Company at any time for any reason.

Confidential Treatment Requested By Stream Global Services, Inc.

D.                   A Participant’s right to receive payment of an award under the Plan shall be no greater than the right of an unsecured general creditor of the Company. All awards under the Plan shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such awards.

E.                    The Company reserves the right to amend, terminate and modify this Plan at any time in its sole discretion with appropriate notice.  Stream management’s interpretation of the Plan is final and in the sole and absolute discretion of management.  The Company reserves the right to make final and binding decisions regarding the amount of incentive, if any, to be paid to each Participant in its sole and absolute discretion.

F.                    No Participant or third party acting on behalf of or through a Participant shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any amounts that may be payable hereunder, nor shall any of said amounts be subject to seizure for payment of debt, judgments, alimony or separate maintenance owed by a Participant, or be transferable by operation of law in the event of a bankruptcy, or otherwise.

G.                   This Plan is administered by, and all decisions regarding any payments hereunder shall be made by Stream, its management and the Compensation Committee of the Board of Directors.

H.                  All matters of Plan interpretation should be directed to the Executive Vice President, Human Resources or their designee.  If any term or condition of this plan is found to be in non-conformance with a given state, federal or other law, that term or condition will be non-enforceable but will not negate other terms and conditions of the plan.

I.                       The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, USA, without regard to its conflicts of laws principles.

J.                       The plan will be normalized for FX and measured on a fixed dollar basis or constant currency.

Confidential Treatment Requested By Stream Global Services, Inc.

Appendix A

2013 MIP Payout Example

Participant Name:	John Doe
Job Title:	Director, Finance	CV Pass Participant Level:	Region
Manager Name:	Jane Smith	Base Salary:	100,000
Department:	Finance	2013 MIP Target Percentage:	[***]
Eligibility Date:	January 1, 2013	2013 MIP Total Target Amount:	[***]
Corporate/Region:	Americas	Revenue Target (70%):	[***]
Country:	United States	CV Pass Rate Target (15%):	[***]
Site Location:	Colonnade	Individual Target (15%):	[***]

Corporate Financial Performance Funding

2013 Adjusted EBITDA Achieved: $[***]

Actual Percentage Funded: [***]% (Based on achievement as applied to Table 2 on page 4)

Annual Target Bonus is $[***] and at [***]% funding level the actual funded bonus is $[***].

Revenue Performance

Measurement	% of Bonus Target	Funded Bonus Target	Revenue Plan Target		Revenue Plan Achieved	Percentage Earned	Year-end Payout Amount
Revenue Performance	70%	[***]	$	[***]	Y	100%	[***]
Total	70%						[***]

CV Pass Rate Performance

Measurement	% of Bonus Target	Annual Bonus Target	CV Pass Rate Target Achieved (Y/N)	Percentage Earned	Year-end Payout Amount
CV Pass Rate Performance	15%	[***]	Y	100%	[***]
Total	15%				[***]

Individual Performance

Measurement	% of Bonus Target	Annual Bonus Target	Actual Achievement	Achievement Percentage Earned		Year-end Payout Amount
Individual Performance	15%	[***]	Exceeds Expectations	[***]	%	[***]
Total	15%					[***]

2013 Plan Total Payout: $[***]

Portions of this exhibit marked as [* * *] have been omitted pursuant to our request for confidential treatment.  Omitted portions filed separately with the SEC.

Confidential Treatment Requested By Stream Global Services, Inc.

2013 Stream Global Services Management Incentive Plan

Corporate SG&A for Managers and Above

Appendix B

Plan Notice

Participant Name:
Job Title:
Eligibility Date:
Functional Department:
CV Pass Level:
Annual Bonus Target:

	EBITDA Goal		Revenue	CV Pass Rate
Target Goal	$	[***]	$ [***]	[***]	%
Threshold Goal	$	[***]	N.A.	N.A.

Note: CV Pass assigned based on participation level of Global or Regional

EBITDA Performance

Actual Adjusted EBITDA Achieved	Actual Percentage Funded
$[***], or greater	130%
$[***], but less than$[***]	110%
$[***], but less than$[***]	100%
$[***], but less than$[***]	80%
$[***], but less than$[***]	60%
Less Than $[***]	No Funding

[* * *]    Portions of this exhibit have been omitted pursuant to our request for confidential treatment.  Omitted portions filed separately with the SEC.